Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of LHC Group, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Keith G. Myers, Chief Executive Officer of the Company, and Joshua L. Proffitt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 4, 2017

/s/ Keith G. Myers
Keith G. Myers
Chief Executive Officer
(Principal executive officer)

/s/ Joshua L. Proffitt
Joshua L. Proffitt
Executive Vice President and Chief Financial Officer
(Principal financial officer)